TBS INTERNATIONAL LIMITED & SUBSIDIARIES                                           EXHIBIT 10.3

AMENDMENT NO.2 TO
SHIPBUILDING CONTRACT

FOR

CONSTRUCTION OF ONE
MULTI-PURPOSE VESSEL

(HULL NO.NYHS200722)

This AMENDMENT NO. 2 TO SHIPBUILDING CONTRACT, is entered into this 27th  day of June, 2007, by and between DORCHESTER MARITIME CORP., a corporation organized and existing under the laws of the Marshall Islands, having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (hereinafter called the "BUYER") on one part; and CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, a corporation organized and existing under the laws of the People's Republic of China, having its registered office at No.C88, An Ding Men Wai Street, Beijing 100011, the People's Republic of China (hereinafter called "CCCC"),and NANTONG YAHUA SHIPBUILDING CO., LTD., a corporation organized and existing under the laws of the People's Republic of China, having its registered office at 1# Hongzha Road, Jiuweigang, Nantong Jiangsu P.C. 226361, the People's Republic of China (hereinafter called the "BUILDER") on the other part, CCCC and the BUILDER being hereinafter collectively called the "SELLER"

WHEREAS, BUYER and SELLER entered into a Shipbuilding Contract dated the 24th day of February (hereinafter called the “Shipbuilding Contract”), for the construction and delivery of a multi-purpose vessel as more fully described in the  Shipbuilding Contract, and having BUILDER’S Hull No. NYHS200722, (the “VESSEL”).

WHEREAS, the Shipbuilding Contract, Article 1.2, provides, in relevant part that all fees and charges payable to the Classification Society for its services during the construction of the VESSEL in connection with obtaining the classification and relevant statutory certification shall be for the account of the SELLER (such fees and charges hereinafter called “Classification Fees”), and

WHEREAS, BUYER and SELLER have agreed that BUYER will pay, on behalf of SELLER, the invoices presented by the Classification Society and approved by BUYER and SELLER for Classification Fees, when due, but only up to a maximum amount of US$180,000, and that consequently the price of the VESSEL will be reduced by such payments,

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BUYER and SELLER hereby agree as follows:

A.	The sixth paragraph of Article 1.2 of the Shipbuilding Contract is hereby amended to read as follows:

All fees and charges incidental to the Classification Society and to comply with the rules, regulations and requirements defined in this Contract as well as royalties, if any, payable on account of the construction of the VESSEL shall be for the account of the SELLER, except as otherwise provided and agreed herein.  Notwithstanding the fact that such fees, charges and royalties shall remain for the account of SELLER, BUYER will pay the invoices presented by the Classification Society and approved by BUYER and SELLER for such fees, when due, up to a maximum amount of US$180,000.00. The key plans, materials and workmanship entering into the construction of the VESSEL shall at all times be subject to inspections and tests in accordance with the rules and regulations of the Classification Society.

B.	Article 2.3(d) of the Shipbuilding Contract is amended as follows:

(d) 4th Instalment:

The sum of United States Dollars six million eight hundred twenty (US$ 6,820,000) only, shall become due and payable and be paid within five (5) New York business days of the receipt by the BUYER of a telefax notice from the SELLER attaching a Stage Certificate in the form of the draft attached as Exhibit “D”, countersigned by the Classification Surveyor, certifying that the VESSEL has been successfully launched.

C.	Except as expressly provided in this Amendment, all of the terms and conditions of the Shipbuilding Contract shall remain in full force and effect.

D.	The parties hereto agree that the validity and interpretation of this Amendment shall be governed by and interpreted in accordance with the laws of England.

In WITNESS WHEREOF, the parties hereto have caused this Contract   to be duly executed on the day and year first above written.

THE BUYER: DORCHESTER MARITIME CORP.

By        :  /s/ Martin D. Levin
Name      :  Martin D. Levin
Title     :  President

CCCC : CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD.

By        :  [Not legible]
Name   :  [Not legible]
Title     :
Witness   : CCCC SHANGHAI EQUIPMENT ENGINEERING CO., LTD

THE BUILDER: NANTONG YAHUA SHIPBUILDING CO., LTD.

By        :  [Not legible]
Name   :  [Not legible]
Title     :
Witness   :